FORM 8-A/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) or (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Streamedia Communications, Inc.
             (Exact name of registrant as specified in its charter)

                               DELAWARE 22-3622272
  (State of incorporation or organization) (I.R.S. Employer Identification No.)

                   9 EAST 45TH STREET NEW YORK, NEW YORK 10017
               (Address of principal executive offices) (Zip Code)

                                   Securities  to  be  registered   pursuant  to
Section 12(b) of the Act:

                Title of each class Name of the exchange on which
               to be so registered each class is to be registered

                  If this form relates to the registration of a
                class of securities pursuant to Section 12(b) of
                  the Exchange Act and is effective pursuant to
                                     General
                 Instruction A.(c), check the following box. [_]

                  If this form relates to the registration of a
                class of securities pursuant to Section 12(g) of
                  the Exchange Act and is effective pursuant to
                                     General
                 Instruction A.(d), check the following box. [X]

                             Securities Act  registration  statement file number
to which this form relates:

                           333 - 78591 (if applicable)

                     Securities to be registered pursuant to
                           Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
                                    WARRANTS
                    UNITS, 1 SHARE COMMON STOCK AND 1 WARRANT
                                (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the registrant's Common Stock, par value $0.001, Warrants and Units, required by this Item is contained in the registrant's registration statement on Form SB-2 (Registration No. 333-78591), as amended, under the Securities Act of 1933, filed with the Securities and Exchange Commission on October 14, 1999, is incorporated herein by reference.

ITEM 2.  EXHIBITS.

List below all exhibits filed as a part of the registration statement:

Exhibit No.                         Description of Exhibit

1*                Registrant's Registration Statement.

2*                Certificate of Incorporation of Streamedia Communications, Inc.

3*                Amended and Restated Bylaws of Streamedia Communications, Inc., as amended.

4*                Form of Stock Certificate of the Common Stock of Streamedia Communications, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)                   Streamedia Communications, Inc.

Date
                  October 14, 1999
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By

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Gayle Essary, Chairman of the Board




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* Copies filed with the Nasdaq Stock Market, Inc. only.